Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
     I, Vincent E. Estrada, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Visicu, Inc. on Form 10-Q for the fiscal quarter ended June 30, 2006 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Visicu, Inc.

Dated: August 7, 2006	By:	/s/ Vincent E. Estrada Vincent E. Estrada
Senior Vice President and
Chief Financial Officer